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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 29549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities
        Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 1996

                          FCNB Corp
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     (Exact name of registrant as specified in its charter)

    Maryland                     0-15645                     52-1479635
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(State or other             (Commission File                (IRS Employer
jurisdiction  of                  Number)               Identification Number)
 incorporation)

7200 FCNB Court, Frederick, Maryland           21703
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  (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (301) 662-2191
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         On  January  26,  1996,  FCNB  Corp  (the   "Company")   completed  its
acquisition of Laurel Bancorp, Inc. ("Laurel"), by means of a stock-for-stock exchange of shares accounted for as a pooling of interests. The Securities and Exchange Commission, in its Accounting Series Release No. 135, prohibits affiliates of all parties to a transaction accounted for as a pooling of interests from selling any shares received in the transaction until at least 30 days of post merger combined results have been published.

         Accordingly, attached hereto is the consolidated balance sheet for the Company, including Laurel, as of February 29, 1996 and the related consolidated statements of income for the one and two month periods then ended. The results of operations for the two month period ended February 29, 1996 includes three months of Laurel's earnings since their previous year ended on November 30, 1995. This one month difference is not considered material to the financial presentation. Also, included in the combined entities operating results are specific one-time merger related charges: (1) salaries and employee benefits associated with change-in-control payments of approximately $1.3 million or $809,000 after taxes and (2) income tax expense of approximately $1.6 million associated with accumulated bad debt reserves for income tax purposes in excess of those maintained for financial reporting purposes.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FCNB Corp

                                             By:/s/ A. Patrick Linton
                                                ------------------------------
                                                A. Patrick Linton, President
                                                  and Chief Executive Officer

Dated: March 19, 1996


ITEM 7



FCNB CORP AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)                                      FEBRUARY 29,
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ASSETS                                                         1995
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Cash and due from banks                                       $23,381
Interest-bearing deposits in other banks                        2,414
Federal funds sold                                             28,046
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     Cash and cash equivalents                                 53,841
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Loans held for sale                                             3,927
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Investment securities                                         139,658
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Loans                                                         443,915
Less: Allowance for credit losses                              (5,589)
      Unearned income                                          (1,670)
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     Net loans                                                436,656
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Bank premises and equipment                                    21,293
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Other assets                                                   10,609
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     Total assets                                            $665,984
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LIABILITIES AND STOCKHOLDERS' EQUITY
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LIABILITIES

Deposits:
     Noninterest-bearing deposits                              $65,146
     Interest-bearing deposits                                 471,902
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          Total deposits                                       537,048

Short-term borrowings:
     Federal funds purchased and securities sold under
      agreements to repurchase                                  21,284
     Other short-term borrowings                                34,145
Long-term debt                                                   4,680
Accrued interest and other liabilities                           4,200
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     Total liabilities                                         601,357
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STOCKHOLDER'S EQUITY

Common Stock                                                     5,391
Surplus                                                         27,063
Retained earnings                                               31,801
Net unrealized gain on securities available for sale               372
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     Total stockholders' equity                                 64,627
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     Total liabilities and stockholders' equity               $665,984
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FCNB CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
For the One and Two Month Periods Ended February 29, 1996
(Dollars in thousands, except per share amounts)
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                                             For One Month       For Two Months
                                                 Ended               Ended
                                              February 29,         February 29,
                                                  1996                 1996
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    Interest income:
     Interest and fees on loans                   $3,600              $7,681
     Interest and dividends on investment
       securities:
      Taxable                                        645               1,390
      Tax exempt                                      51                 103
      Dividends                                       44                  89
    Interest on federal fund sold                     60                 181
    Other interest income                              2                   7
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      Total interest income                        4,402               9,451
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    Interest expense:
      Interest on deposits                         1,626               3,624
      Interest on federal funds purchased and
         securities sold under agreements to
         repurchase                                  225                 373
      Interest on other short-term borrowings         28                 139
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         Total interest expense                    1,879               4,136
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    Net interest income                            2,523               5,315
    Provision for credit losses                       33                  48
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    Net interest income after provision for
     credit losses                                 2,490               5,267
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    Noninterest income:
      Service fees                                   191                 382
      Net securities gains (losses)                   (1)                 65
      Gain (loss) on sale of loans                    33                  58
      Other operating income                         164                 279
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         Total noninterest income                    387                 784
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    Noneinterest expenses:
      Salaries and employee benefits                 838               3,249
      Occupancy expenses                             177                 348
      Equipment expenses                             141                 245
      Other operating expenses                       691               1,418
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         Total noninterest expenses                1,847               5,260
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    Income before provision for income taxes       1,030                 791
    Provision for income taxes                       381               1,987
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    Net income                                      $649             ($1,196)
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    Net income per share                           $0.12              ($0.22)
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    Weighted average number of shares
     outstanding                               5,390,779           5,390,779
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